UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 29, 2006
(Date of earliest event reported)


              Wells Fargo Mortgage Backed Securities 2006-20 Trust
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           (Exact name of issuing entity as specified in its charter)


                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)


                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)


      New York                      333-137620-02           Applied For
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(State or other jurisdiction      (Commission File Number       (IRS Employer
of incorporation of depositor)       of issuing entity)         Identification
                                                               No. of depositor)


      7430 New Technology Way, Frederick, Maryland                  21703
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Address of principal executive offices                            (Zip Code)


Depositor's telephone number, including area code            (301) 846-8881
                                                  ------------------------------

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               (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated November 29, 2006 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2006-20 Trust Mortgage Pass-Through Certificates, Series 2006-20 (the "Certificates"), issued on November 29, 2006, including (i) the Class A-1, Class A-PO and Class A-R Certificates (the "Class A Certificates"), having an aggregate initial principal balance of $196,555,047.00, (ii) the Class B-1, Class B-2 and Class B-3 Certificates (the "Public Class B Certificates"), having an aggregate initial principal balance of $3,104,000.00, and (iii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial principal balance of $601,149.20.

            The Class A Certificates were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated October 27, 2006 (together, the "Class A Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated A copy of the Class A Underwriting Agreement is attached as Exhibit 1.1.

            The Public Class B Certificates were sold to Banc of America Securities LLC pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated November 14, 2006 (together, the "Class B Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Banc of America Securities LLC. A copy of the Class B Underwriting Agreement is attached as Exhibit 1.2.

            The Private Certificates were sold to Banc of America Securities LLC on November 29, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated November 29, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            Certain of the mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated November 29, 2006 (the "Wells Fargo Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Wells Fargo Servicing Agreement is attached as Exhibit 10.1. No single other servicer will service 10% or more of the mortgage loans.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

      (c)  Exhibits

   Item 601(a)
of Regulation S-K
   Exhibit No.                                    Description
------------------                                -----------

      (1.1) Class A Underwriting Agreement, dated February 15, 2006 and terms agreement, dated October 27, 2006, among the Company, Wells Fargo Bank, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

      (1.2) Class B Underwriting Agreement, dated February 15, 2006 and terms agreement, dated November 14, 2006, among the Company, Wells Fargo Bank, N.A. and Banc of America Securities LLC.

      (4.1) Pooling and Servicing Agreement, dated as of November 29, 2006, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

      (10.1) Servicing Agreement, dated as of November 29, 2006, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer.

      (10.2) Mortgage Loan Purchase Agreement, dated as of November 29, 2006, between the Company and Wells Fargo Bank, N.A.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WELLS FARGO ASSET SECURITIES CORPORATION

November 29, 2006


                                     /s/ Bradley A. Davis
                                     ------------------------------------------
                                     Bradley A. Davis
                                     Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

      (1.1)               Class A Underwriting Agreement, dated
                          February 15, 2006 and terms agreement,        E
                          dated October 27, 2006, among the
                          Company, Wells Fargo Bank, N.A. and
                          Merrill Lynch, Pierce, Fenner & Smith
                          Incorporated.

      (1.2)               Class B Underwriting Agreement, dated
                          February 15, 2006 and terms agreement,        E
                          dated November 14, 2006, among the
                          Company, Wells Fargo Bank, N.A. and
                          Banc of America Securities LLC.

      (4.1)               Pooling and Servicing Agreement, dated
                          as of November 29, 2006, among Wells          E
                          Fargo Asset Securities Corporation,
                          Wells Fargo Bank, N.A. and HSBC Bank
                          USA, National Association, as trustee.

      (10.1)              Servicing Agreement, dated as of
                          November 29, 2006, between Wells Fargo        E
                          Bank, N.A., as servicer and Wells
                          Fargo Bank, N.A., as master servicer.

      (10.2)              Mortgage Loan Purchase Agreement,
                          dated as of November 29, 2006, between        E
                          the Company and Wells Fargo Bank, N.A.